                      BAY VIEW SECURITIZATION CORPORATION
                     For Remittance Date:  August 31, 1998



A.  PRINCIPAL BALANCE RECONCILIATION
                                                                                                                       NUMBER OF
                                                                 A-1                        A-2           TOTAL         ACCOUNTS
                                                        -----------------------------------------------------------------------
    (A)  Original Principal Balance                           200,979,000.00          52,245,989.00   253,224,989.00      21106
                                                        -----------------------------------------------------------------------
    (B)  Beginning Period Principal Balance                    47,499,613.06          52,245,989.00    99,745,602.06      10585
                                                       -----------------------------------------------------------------------
    (C)  Collections (Regular Payments)                         2,819,542.75                   0.00     2,819,542.75        N/A
                                                        -----------------------------------------------------------------------
    (D)  Collections (Principal Payoffs)                        2,065,121.78                   0.00     2,065,121.78        382
                                                        -----------------------------------------------------------------------
    (E)  Collections (Principal Recoveries)                             0.00                   0.00             0.00
                                                        -----------------------------------------------------------------------
    (F)  Withdrawal from Payahead (Principal)                      29,271.59                   0.00        29,271.59        N/A
                                                        -----------------------------------------------------------------------
    (G)  Principal Reductions (Other)                                   0.00                   0.00             0.00          0
                                                        -----------------------------------------------------------------------
    (H)  Gross Charge Offs                                        224,371.88                   0.00       224,371.88         38
                                                        -----------------------------------------------------------------------
    (I)  Repurchases                                               56,787.04                   0.00        56,787.04         23
                                                        -----------------------------------------------------------------------
    (J)  Ending Balance                                        42,304,518.02          52,245,989.00    94,550,507.02      10142
                                                        -----------------------------------------------------------------------

    Notional Principal Balance:
    (K)  Beginning                                                                                     36,941,594.60
                                                                                                   -----------------
    (L)  Ending                                                                                        32,995,027.60
                                                                                                   -----------------

    (M)  Certificate Factor                                       21.0492231%           100.0000000%      37.3385373%
                                                        ------------------------------------------------------------

B.  CASH FLOW RECONCILIATION
                                                                                                          TOTAL
                                                                                                   -----------------
    (A)  Cash Wired                                                                                     6,010,631.17
                                                                                                   -----------------
    (B)  Interest Wired/Earned                                                                             21,798.38
                                                                                                   -----------------
    (C)  Withdrawal from Payahead Account                                                                  29,271.59
                                                                                                   -----------------
    (D)  Advances                                                                                               0.00
                                                                                                   -----------------
    (E)  Repurchases                                                                                       56,787.04
                                                                                                   -----------------
    (F)  Gross Charge-Off Recoveries                                                                       57,995.66
                                                                                                   -----------------
    (G)  Gross Charge-Off Advances                                                                         11,292.84
                                                                                                   -----------------
    (H)  Spread Account Withdrawal                                                                              0.00
                                                                                                   -----------------
    (I)  "A" Surety Bond Draw for "I" Interest                                                                  0.00
                                                                                                   -----------------
    (J)  "A" Surety Bond Draw for  "A-1" Principal
          or Interest                                                                                           0.00
                                                                                                   -----------------
    (K)  "A" Surety Bond Draw for "A-2" Principal
          or Interest                                                                                           0.00
                                                                                                   -----------------

                 TOTAL COLLECTIONS                                                                      6,187,776.68
                                                                                                   -----------------


C.  TRUSTEE DISTRIBUTION
                                                                                                          TOTAL
                                                                                                   -----------------
    (A)  Total Cash Flow                                                                                6,187,776.68
                                                                                                   -----------------
    (B)  Unrecovered Interest Advances                                                                     11,186.35
                                                                                                    -----------------
    (C)  Servicing Fee (Due and Unpaid)                                                                    83,121.34
                                                                                                   -----------------
    (D)  Interest to "A-1" Certificate Holders,
         including Overdue                                                                                248,977.14
                                                                                                   -----------------
    (E)  Interest to "A-2" Certificate Holders,
         including Overdue                                                                                286,917.56
                                                                                                   -----------------
    (F)  Interest to "I" Certificate Holders,
         including Overdue                                                                                 96,971.69
                                                                                                   -----------------

    (G)  Principal to "A-1" Certificate Holders,
         including Overdue                                                                              5,195,095.04
                                                                                                   -----------------
    (H)  Principal to "A-2" Certificate Holders,
         including Overdue                                                                                      0.00
                                                                                                   -----------------
    (I)  Reinsurance Fee                                                                                        0.00
                                                                                                   -----------------
    (J)  Surety Bond Fee                                                                                   12,887.42
                                                                                                   -----------------
    (K)        First Loss Protection                                                         419.22
                                                                            -----------------------
    (L)        Surety Bond Premium                                                        12,468.20
                                                                            -----------------------
    (M)  Interest Advance Recovery Payments                                                                53,979.14
                                                                                                   -----------------
    (N)  Unreimbursed Draws on Class "A" Surety Bond
         for Class "A-1" Interest                                                                               0.00
                                                                                                   -----------------
    (O)  Unreimbursed Draws on Class "A" Surety Bond
         for Class "A-2" Interest                                                                               0.00
                                                                                                   -----------------
    (P)  Unreimbursed Draws on Class "A" Surety Bond
         for Class "I" Interest                                                                                 0.00
                                                                                                   -----------------
    (Q)  Deposit to Payahead                                                                                    0.00
                                                                                                   -----------------


                      BAY VIEW SECURITIZATION CORPORATION
                     For Remittance Date:  August 31, 1998



                                                                                                            NUMBER OF
                                                          A-1                        A-2           TOTAL     ACCOUNTS
                                                    -----------------------------------------------------------------

     (R)  Bank Account Interest to Servicer                                                          21,798.38
                                                                                             -----------------
     (S)  Excess Yield                                                                              176,842.63
                                                                                             -----------------

                BALANCE                                                                                   0.00
                                                                                             -----------------

D.  SPREAD ACCOUNT AND SURETY RECONCILIATION
                                                                               SPREAD ACCOUNT       SURETY BOND
                                                                       ----------------------------------------
    (A)  Beginning Balance                                                        3,488,925.62    97,209,146.03
                                                                       ----------------------------------------
    (B)  Additions to Spread Amount                                                 176,842.63              N/A
                                                                       ----------------------------------------
    (C)  Interest Earned                                                             15,260.35
                                                                       ----------------------------------------
    (D)  Draws                                                                            0.00             0.00
                                                                       ----------------------------------------
    (E)  Reimbursement for Prior Draws                                                     N/A             0.00
                                                                       ----------------------------------------
    (F)  Distribution of Funds to "IC" Class or
         Servicer                                                                         0.00             0.00
                                                                       ----------------------------------------
    (G)  Ending Balance                                                           3,681,028.60    91,777,569.12
                                                                       ----------------------------------------

    (H)  Required Balance                                                         3,545,644.01    91,777,569.12
                                                                       ----------------------------------------
    (I)  Distribution to "IC" Class                                                 135,384.59
                                                                       -----------------------


E.  CURRENT RECEIVABLES DELINQUENCY
           # PAYMENT DELINQUENCY                                 NUMBER             BALANCE
           ---------------------                    ------------------------------------------
    (A)  31-60                                                       39             313,511.12
                                                    ------------------------------------------
    (B)  61-90                                                       14             126,124.66
                                                    ------------------------------------------
    (C)  91+                                                         11             113,312.30
                                                    ------------------------------------------
    (D)  Total                                                       64             552,948.08
                                                    ------------------------------------------


F.  EXCESS YIELD
                                                           EXCESS YIELD              POOL          EXCESS YIELD
                           MONTH                             BALANCE                BALANCE       (ANNUALIZED %)
                           -----                    -----------------------------------------------------------
    (A)  Current                                             176,842.63          94,550,507.02           2.2444%
                                                    -----------------------------------------------------------
    (B)  1st Previous                                        175,493.75          99,745,602.06           2.1113%
                                                    -----------------------------------------------------------
    (C)  2nd Previous                                         61,129.42         105,557,334.06           0.6949%
                                                    -----------------------------------------------------------
    (D)  3rd Previous                                         42,428.84         112,037,334.99           0.4544%
                                                    -----------------------------------------------------------
    (E)  4th Previous                                        210,199.22         118,039,767.11           2.1369%
                                                    -----------------------------------------------------------
    (F)  5th Previous                                        128,018.13         124,630,130.46           1.2326%
                                                    -----------------------------------------------------------
    (G)  Six-Month Rolling Excess Yield
         (greater than symbol=1.75%)                         132,352.00         109,093,445.95           1.4558%
                                                    -----------------------------------------------------------


G.  DELINQUENCY RATE (31+)

                                                              MONTH                   POOL
                           MONTH                             BALANCE                BALANCE                %
                           -----                    -----------------------------------------------------------
    (A)  Current                                             552,948.08          94,550,507.02           0.5848%
                                                    -----------------------------------------------------------
    (B)  1st Previous                                        809,107.22          99,745,602.06           0.8112%
                                                    -----------------------------------------------------------
    (C)  2nd Previous                                        883,546.02         105,557,334.06           0.8370%
                                                    -----------------------------------------------------------
    (D)  Three-Month Rolling Average
         (less than symbol 2%)                               748,533.77          99,951,147.71           0.7489%
                                                    -----------------------------------------------------------


H.  NET LOSS RATE
                                                                                 LIQUIDATION        AVERAGE        DEFAULTED
                           MONTH                             BALANCE              PROCEEDS          BALANCE       (ANNUALIZED)
                           -----                    ------------------------------------------------------------------------
    (A)  Current                                             380,072.68             213,696.46    97,148,054.54       2.0551%
                                                    ------------------------------------------------------------------------
    (B)  1st Previous                                        401,726.99             212,593.57   102,651,468.06       2.2110%
                                                    ------------------------------------------------------------------------
    (C)  2nd Previous                                        611,639.68             258,355.87   108,797,334.53       3.8966%
                                                    ------------------------------------------------------------------------
    (D)  Three-Month Rolling Average Net
         Default Rate (less than symbol)3%                   464,479.78             228,215.30   102,865,619.04       2.7562%
                                                    ------------------------------------------------------------------------


                      BAY VIEW SECURITIZATION CORPORATION
                     For Remittance Date:  August 31, 1998


I.  CHARGE-OFF / RECOVERIES
                                                                                 NUMBER             BALANCE
                                                               ---------------------------------------------
    (A)  Collection Period Charge-Off Receivables                                  38             224,371.88
                                                               ---------------------------------------------
    (B)  Gross Charge-Offs Cumulative Receivables                                 764           5,463,922.52
                                                               ---------------------------------------------
    (C)  Collection Period Recoveries on Charge-Offs                               NA              57,995.66
                                                               ---------------------------------------------
    (D)  Recoveries on Charge-Offs To-Date                                         NA             520,567.04
                                                               ---------------------------------------------



J.  REPOSSESSIONS

    (A)  Collection Period Repossessions                                           14             144,551.94
                                                               ---------------------------------------------
    (B)  Aggregate Repossessions                                                  513           6,048,725.33
                                                               ---------------------------------------------
    (C)  Unliquidated Repossessions                                                18             204,104.66
                                                               ---------------------------------------------


K.  FORCED PLACE INSURANCE

    (A)  FPI Charge-Offs                                                            0                   0.00
                                                               ---------------------------------------------
    (B)  FPI Canceled/Waived/Removed/Reversed                                       0                   0.00
                                                               ---------------------------------------------


L.  PAYAHEAD RECONCILIATION

    (A)  Beginning Balance                                                 499,633.21
                                                               ----------------------
    (B)  Deposit                                                                 0.00
                                                               ----------------------
    (C)  Withdrawal                                                         29,271.59
                                                               ----------------------
    (D)  Ending Balance                                                    470,361.62
                                                               ----------------------




Approved By:           /s/ Michael A. Benavides
                       ------------------------
                       Michael A. Benavides
                       Vice President, Controller
                       Bay View Credit